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[FORETHOUGHT LOGO]                                                                                            [FOREINVESTORS CHOICE]
FORETHOUGHT LIFE INSURANCE COMPANY                                                           INDIVIDUAL VARIABLE ANNUITY APPLICATION
[300 North Meridian Street, Suite 1800
Indianapolis, IN 46204]

SEND APPLICATIONS VIA:    U.S. MAIL TO:                     PRIVATE EXPRESS CARRIER TO:           FACSIMILE TO:
                          FORETHOUGHT LIFE INSURANCE CO.    FORETHOUGHT LIFE INSURANCE CO.        [(785) 286-6104]
                          Annuity Service Center            Annuity Service Center
                          [P.O. Box 758502                  [Mail Zone 507
                          Topeka, KS 66675-8502]            5801 SW 6th Avenue
                                                            Topeka, KS 66636]


QUESTIONS?  PLEASE CALL:  ANNUITY SALES DESK:               ANNUITY SERVICE CENTER:          OUR WEBSITE IS:
                          [1-877-454-4777]                  [1-866-645-2449]                 [www.forethought.com]
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                                                       SECTION 1: PRODUCT SELECTION
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[[_]  B-Share                     [_]  C-Share                      [_]  L-Share]
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                                                     SECTION 2: OWNERSHIP INFORMATION
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2A.  TYPE OF OWNERSHIP
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[[_]  Individual        [_]  Custodian         [_]  UTMA/UGMA           [_]  Trust             [_]  Corporation          [_]  Other
IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, ADDITIONAL DOCUMENTATION MAY BE NECESSARY.]
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2B.  OWNER INFORMATION
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS [85])        Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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2C.  JOINT OWNER INFORMATION, IF APPLICABLE
     [IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, OR IF THE ANNUITY IS QUALIFIED, JOINT OWNERSHIP IS NOT AVAILABLE.]
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS [85])        Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Relationship to Owner                  Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                             -----------------------------------------------------------------------
                                                                                    FOR BROKER DEALER USE ONLY
                                                             -----------------------------------------------------------------------
                                                             Network No.                         Annuity No. (if established)

                                                             -----------------------------------------------------------------------

ICC15-FLICAPP                                 [ForeInvestors Choice] Individual Variable Annuity                              Page 1
                                                                                                                       [11/2015 FIC]
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                                                SECTION 2: OWNERSHIP INFORMATION CONTINUED
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2D.  ANNUITANT INFORMATION
     ONLY COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS [85]         Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________  WITH A NON-NATURAL OWNER)
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Relationship to Owner              Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                    SECTION 3: BENEFICIARY INFORMATION
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[FOR CONTRACTS WITH A TRUST AS THE OWNER, THE TRUST MUST BE LISTED AS THE BENEFICIARY. FOR CUSTODIAL IRA CONTRACTS, THE CUSTODIAN
MUST BE LISTED AS THE BENEFICIARY.]

Indicate classifications of each Beneficiary:
   -   The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all
       Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally.
   -   Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary.
   -   If neither "Primary" nor "Contingent" is selected, we will treat any beneficiary as a Primary.
   -   If no selection is indicated for Per Stirpes, we will treat the distribution as per capita.
   -   If no selection is indicated for Irrevocability, we will treat the designation as revocable.

Please attach a separate sheet for additional beneficiaries.
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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_]  No   [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_]  No   [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_] No    [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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ICC15-FLICAPP                                 [ForeInvestors Choice] Individual Variable Annuity                              Page 2
                                                                                                                       [11/2015 FIC]
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                                                      SECTION 4: ANNUITY INFORMATION
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4A.  EXISTING ANNUITY OR LIFE INSURANCE COVERAGE
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1. [_] Yes [_] No  DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
                   IF YES, A STATE REPLACEMENT FORM IS REQUIRED FOR NAIC MODEL REGULATION STATES.

2. [_] Yes [_] No  WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
                   CONTRACTS?
                   IF YES, COMPLETE THE FOLLOWING AND SUBMIT A STATE REPLACEMENT FORM IF REQUIRED.


-------------------------------------  ----------------------------------------------  ---------------------------------------------
           Company Name                           Policy or Annuity Number                          Year Issued
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4B.  TYPE OF CONTRACT BEING REQUESTED
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[[_]  Non-Qualified         [_]  Roth IRA        [_]  Traditional IRA           [_]SEP-IRA          [_]  Inherited/Beneficiary IRA]
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4C.  ANNUITY COMMENCEMENT DATE
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Annuity Commencement Date: __________________________________
[IF NO DATE IS SPECIFIED, THE ANNUITY COMMENCEMENT DATE WILL BE THE LATER OF THE TENTH ANNIVERSARY OF THE CONTRACT OR THE OLDEST
OWNER'S 95TH BIRTHDAY. IN THE CASE OF A NON-NATURAL OWNER, IT WILL BE THE ANNUITANT'S 95TH BIRTHDAY.]
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4D. PREMIUM PAYMENTS
    PREMIUM PAYMENT AMOUNTS MAY BE RESTRICTED BY FORETHOUGHT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.
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                                     MAKE CHECKS PAYABLE TO FORETHOUGHT LIFE INSURANCE COMPANY.

                 QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE
                 -------------------------------                                        -----------------------------------
Indicate type and amount of initial estimated payment(s):               Indicate type and amount of initial estimated payment(s):

[_]  Transfer          $_______________________                         [_]  Amount Enclosed       $

[_]  Direct Rollover   $_______________________                         [_]  1035 Exchange         $

[_]  Indirect Rollover $_______________________                         [_]  Non-Qualified Transfer of Assets $

[_]  Contribution      $_______________for tax year_______ IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.
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[4E. OPTIONAL LIVING BENEFIT RIDER[(S)]
    THE RIDER[(S)] BELOW MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL BROKER-DEALERS; ADDITIONALLY, SOME FEATURES MAY VARY.
    IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
    OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED/BENEFICIARY IRA PLAN TYPES.
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YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS. YOU MUST ALSO SELECT EITHER SINGLE OR JOINT IF ELECTING AN OPTIONAL RIDER.

[[_]  None
                                                                                         Single                  Joint[*]
[_]   [Variable Lifetime Withdrawal Benefit with a Guaranteed Withdrawal Base]
      (MAXIMUM ISSUE AGE IS [85])                                                          [_]                      [_]
[_]   [Variable Lifetime Withdrawal Benefit without a Guaranteed Withdrawal Base]
      (MAXIMUM ISSUE AGE IS [85])                                                          [_]                      [_]]

----------------
[* PLEASE COMPLETE THE SECTION BELOW FOR THE JOINT/SPOUSE COVERED LIFE IF THE OWNER IS A CUSTODIAN AND THE JOINT
   OPTION WAS ELECTED. [THE JOINT OPTION IS NOT AVAILABLE FOR OTHER NON-NATURAL ENTITY OWNED CONTRACTS.]

    [_]  Male          _____________________________________________________________
    [_]  Female                       Full Name (First, Middle, Last)

                                           /      /
                                  --------------------------                 ------------------------------------
                                  Date of Birth (MM/DD/YYYY)                 Social Security Number/Taxpayer I.D.]]
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ICC15-FLICAPP                                 [ForeInvestors Choice] Individual Variable Annuity                              Page 3
                                                                                                                       [11/2015 FIC]
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                                                 SECTION 4: ANNUITY INFORMATION CONTINUED
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[4F]. OPTIONAL DEATH BENEFIT RIDER[(S)]
     THE RIDER[(S)] below MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL BROKER-DEALERS; ADDITIONALLY, SOME FEATURES MAY VARY.
     IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
     OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED/BENEFICIARY IRA PLAN TYPES.
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YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS.

[[_]  None (STANDARD DEATH BENEFIT STILL APPLIES)

[_]   [Earnings Protection Death Benefit] (MAXIMUM ISSUE AGE IS [80])]

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                                             SECTION [5]: INSTRUCTIONS FOR INVESTMENT SELECTION
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[Please complete SECTION 6 if you elected:
     -  [Variable Lifetime Withdrawal Benefit with a Guaranteed Withdrawal Base]]

Please complete SECTION [7] if you elected any of the following Optional Benefit riders:
     -  [Variable Lifetime Withdrawal Benefit without a Guaranteed Withdrawal Base]
     -  [Earnings Protection Death Benefit][*]

----------------
[* IF YOU ELECTED [EARNINGS PROTECTION DEATH BENEFIT] WITH THE [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITH A GUARANTEED WITHDRAWAL
BASE], PLEASE COMPLETE SECTION 6 INSTEAD.]

Please complete SECTION [7] if you did not elect any Optional Benefit riders.
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            [SECTION [6]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITH A GUARANTEED WITHDRAWAL BASE]]
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Please indicate in whole percentages.

SUB-ACCOUNTS ONLY
Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

DCA PLUS ONLY
Please choose only one DCA Plus Program in the Initial Allocation column. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

SUB-ACCOUNTS AND DCA PLUS
Please select your Sub-Accounts and one DCA Plus Program in the Initial Allocation column and ensure that it totals 100%. Use the
DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS
  ----------             -----------      ------------------------------------------------------------------
[      %                      NA %        DCA Plus 6 Month (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

       %                      NA %        DCA Plus 12 Month (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

       %                         %        FVIT American Funds(R) Managed Risk Portfolio

       %                         %        FVIT Balanced Managed Risk Portfolio

       %                         %        FVIT BlackRock Global Allocation Managed Risk Portfolio

       %                         %        FVIT Franklin Dividend and Income Managed Risk Portfolio

       %                         %        FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

       %                         %        FVIT Growth Managed Risk Portfolio

       %                         %        FVIT Moderate Growth Managed Risk Portfolio

       %                         %        FVIT PIMCO Tactical Allocation Portfolio

       %                         %        FVIT Select Advisor Managed Risk Portfolio

       %                         %        FVIT Wellington Research Managed Risk Portfolio]]

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ICC15-FLICAPP                                 [ForeInvestors Choice] Individual Variable Annuity                              Page 4
                                                                                                                       [11/2015 FIC]
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     [SECTION [6]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITH A GUARANTEED WITHDRAWAL BASE] CONTINUED]
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                                                  [CUSTOM ASSET REBALANCING PROGRAM

You cannot rebalance into a DCA Plus Program. PERCENTAGES ASSIGNED TO A DCA PLUS PROGRAM WILL BE DISTRIBUTED PROPORTIONATELY AMONGST
YOUR REMAINING SUB-ACCOUNTS.

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):           Frequency:  [[_] Monthly       [_] Quarterly        [_] Semi-Annually        [_] Annually]]

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    SECTION [7]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITHOUT A GUARANTEED WITHDRAWAL BASE,] [EARNINGS
                                 PROTECTION DEATH BENEFIT,] OR NO OPTIONAL BENEFIT RIDER(S) ELECTED
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Please indicate in whole percentages.

SUB-ACCOUNTS ONLY
Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

DCA PLUS ONLY
Please choose only one DCA Plus Program in the Initial Allocation column. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

[INVESTMENT STRATEGY MODEL (PLEASE REFER TO THE APPENDIX AT THE END OF THIS APPLICATION FOR MODEL COMPOSITION.)
You may only invest in one Investment Strategy Model ("Model") at a time. You may allocate your Initial Allocation between the Model of your choosing, one of the DCA Plus Programs, the Fixed Account, and/or the Multi-Year Guaranteed Accounts. See details below under Investment Strategy Model and DCA Plus, The Multi-Year Guaranteed Account(s), and The Fixed Account. Not available for Custom
Asset Rebalancing.]

SUB-ACCOUNTS AND DCA PLUS
Please select your Sub-Accounts and one DCA Plus Program in the Initial Allocation column and ensure that it totals 100%. Use the
DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

[INVESTMENT STRATEGY MODEL AND DCA PLUS
You can only elect one Investment Strategy Model ("Model") as the destination of the DCA Plus Program you elect. You may allocate your Initial Allocation between the Model of your choosing, the DCA Plus Program you elect, the Fixed Account, and/or the Multi-Year
Guaranteed Accounts. The Model you allocate to and the Model you use as a DCA Plus destination must be the same Model.]

[THE MULTI-YEAR GUARANTEED ACCOUNT(S)
No more than [40%] of your initial premium may be allocated to the [3-Year, 5-Year, or a combination of the 3-Year and 5-Year accounts]. Transfer restrictions apply to assets invested in a Multi-Year Guaranteed Account. Please refer to your Prospectus for details. Not available for DCA Plus or Custom Asset Rebalancing.]

THE FIXED ACCOUNT
Transfer restrictions apply to assets invested in the Fixed Account. Please refer to your Prospectus for details. Not available for
DCA Plus or Custom Asset Rebalancing.

    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
[       %                     NA %        DCA Plus 6 Month (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

        %                     NA %        DCA Plus 12 Month (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

        %                     NA %        3-Year Multi-Year Guaranteed Account (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

        %                     NA %        5-Year Multi-Year Guaranteed Account (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

        %                     NA %        Fixed Account (NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)

        %                        %        AB VPS Global Bond Portfolio

        %                        %        AB VPS Growth and Income Portfolio

        %                        %        AB VPS Real Estate Investment Portfolio

        %                        %        American Century VP Capital Appreciation Fund]

ICC15-FLICAPP                                [ForeInvestors Choice] Individual Variable Annuity                              Page 5
                                                                                                                      [11/2015 FIC]
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    SECTION [7]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITHOUT A GUARANTEED WITHDRAWAL BASE,] [EARNINGS
                            PROTECTION DEATH BENEFIT,] OR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
[       %                        %        American Century VP Income & Growth Fund

        %                        %        American Century VP Value Fund

        %                        %        American Funds Asset Allocation Fund

        %                        %        American Funds Blue Chip Income and Growth Fund

        %                        %        American Funds Bond Fund

        %                        %        American Funds Capital Income Builder(R)

        %                        %        American Funds Global Growth Fund

        %                        %        American Funds Growth Fund

        %                        %        American Funds International Fund

        %                        %        American Funds New World Fund

        %                        %        BlackRock Basic Value V.I. Fund

        %                        %        BlackRock Capital Appreciation V.I. Fund

        %                        %        BlackRock Equity Dividend V.I. Fund

        %                        %        BlackRock Global Allocation V.I. Fund

        %                        %        BlackRock High Yield V.I. Fund

        %                        %        BlackRock S&P 500 Index V.I. Fund

        %                        %        BlackRock Total Return V.I. Fund

        %                        %        Calvert VP EAFE International Index Portfolio

        %                        %        Calvert VP Investment Grade Bond Index Portfolio

        %                        %        Calvert VP NASDAQ 100 Index Portfolio

        %                        %        Calvert VP Russell 2000 Small Cap Index Portfolio

        %                        %        Calvert VP S&P MidCap 400 Index Portfolio

        %                        %        FVIT American Funds(R) Managed Risk Portfolio

        %                        %        FVIT Balanced Managed Risk Portfolio

        %                        %        FVIT BlackRock Global Allocation Managed Risk Portfolio

        %                        %        FVIT Franklin Dividend and Income Managed Risk Portfolio

        %                        %        FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

        %                        %        FVIT Growth Managed Risk Portfolio

        %                        %        FVIT Moderate Growth Managed Risk Portfolio

        %                        %        FVIT PIMCO Tactical Allocation Portfolio

        %                        %        FVIT Select Advisor Managed Risk Portfolio

        %                        %        FVIT Wellington Research Managed Risk Portfolio

        %                        %        Franklin Global Real Estate VIP Fund

        %                        %        Franklin Income VIP Fund

        %                        %        Franklin Mutual Global Discovery VIP Fund

        %                        %        Franklin Rising Dividends VIP Fund]

ICC15-FLICAPP                                [ForeInvestors Choice] Individual Variable Annuity                              Page 6
                                                                                                                      [11/2015 FIC]
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    SECTION [7]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITHOUT A GUARANTEED WITHDRAWAL BASE,] [EARNINGS
                            PROTECTION DEATH BENEFIT,] OR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
[       %                        %        Franklin Strategic Income VIP Fund

        %                        %        Templeton Foreign VIP Fund

        %                        %        Templeton Global Bond VIP Fund

        %                        %        Goldman Sachs Core Fixed Income Fund

        %                        %        Goldman Sachs Global Trends Allocation Fund

        %                        %        Goldman Sachs Growth Opportunities Fund

        %                        %        Goldman Sachs High Quality Floating Rate Fund

        %                        %        Goldman Sachs Mid Cap Value Fund

        %                        %        Goldman Sachs Small Cap Equity Insights Fund

        %                        %        Goldman Sachs Strategic Income Fund

        %                        %        Goldman Sachs Strategic International Equity Fund

        %                        %        Goldman Sachs U.S. Equity Insights Fund

        %                        %        Invesco V.I. Balanced-Risk Allocation Fund

        %                        %        Invesco V.I. Comstock Fund

        %                        %        Invesco V.I. Equity and Income Fund

        %                        %        Invesco V.I. Money Market Fund

        %                        %        Ivy Funds VIP Asset Strategy

        %                        %        Ivy Funds VIP Core Equity

        %                        %        Ivy Funds VIP International Core Equity

        %                        %        Ivy Funds VIP Real Estate Securities

        %                        %        Ivy Funds VIP Value

        %                        %        Lord Abbett Bond Debenture Portfolio

        %                        %        Lord Abbett Mid Cap Stock Portfolio

        %                        %        Lord Abbett Short Duration Income Portfolio

        %                        %        MFS(R) Blended Research Core Equity Portfolio

        %                        %        MFS(R) Blended Research Small Cap Equity Portfolio

        %                        %        MFS(R) Global Real Estate Portfolio

        %                        %        MFS(R) Growth Series

        %                        %        MFS(R) Mid Cap Growth Series

        %                        %        MFS(R) Mid Cap Value Portfolio

        %                        %        MFS(R) Research International Portfolio

        %                        %        MFS(R) Total Return Bond Series

        %                        %        MFS(R) Utilities Series

        %                        %        Oppenheimer Discovery Mid Cap Growth Fund/VA

        %                        %        Oppenheimer Global Fund/VA

        %                        %        Oppenheimer Global Multi-Alternatives Fund/VA]

ICC15-FLICAPP                                [ForeInvestors Choice] Individual Variable Annuity                              Page 7
                                                                                                                      [11/2015 FIC]
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    SECTION [7]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITHOUT A GUARANTEED WITHDRAWAL BASE,] [EARNINGS
                            PROTECTION DEATH BENEFIT,] OR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
[       %                        %        Oppenheimer International Growth Fund/VA

        %                        %        Oppenheimer Main Street Small Cap Fund/VA

        %                        %        PIMCO All Asset Portfolio

        %                        %        PIMCO CommodityRealReturn(R) Strategy Portfolio

        %                        %        PIMCO Emerging Markets Bond Portfolio

        %                        %        PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

        %                        %        PIMCO Global Multi-Asset Managed Allocation Portfolio

        %                        %        PIMCO Real Return Portfolio

        %                        %        PIMCO Total Return Portfolio

        %                        %        PIMCO Unconstrained Bond Portfolio

        %                        %        Putnam VT Absolute Return 500 Fund

        %                        %        Putnam VT American Government Income Fund

        %                        %        Putnam VT Equity Income Fund

        %                        %        Putnam VT Global Asset Allocation Fund

        %                        %        Putnam VT Income Fund

        %                        %        Putnam VT International Value Fund

        %                        %        Putnam VT Investors Fund

        %                        %        Putnam VT Small Cap Value Fund

        %                        %        Investment Strategy Model: American Funds Aggressive Global Growth Strategy

        %                        %        Investment Strategy Model: American Funds Growth and Income Strategy

        %                        %        Investment Strategy Model: American Funds Income Strategy

        %                        %        Investment Strategy Model: BlackRock Aggressive Growth Strategy

        %                        %        Investment Strategy Model: BlackRock Growth & Income Strategy

        %                        %        Investment Strategy Model: BlackRock Income Strategy

        %                        %        Investment Strategy Model: Franklin Templeton Balanced Strategy

        %                        %        Investment Strategy Model: Franklin Templeton Growth and Income Strategy

        %                        %        Investment Strategy Model: Franklin Templeton Growth Strategy

        %                        %        Investment Strategy Model: Goldman Sachs Balanced Strategy

        %                        %        Investment Strategy Model: Goldman Sachs Growth & Income Strategy

        %                        %        Investment Strategy Model: Goldman Sachs Growth Strategy

        %                        %        Investment Strategy Model: MFS(R) Aggressive Growth Strategy

        %                        %        Investment Strategy Model: MFS(R) Growth and Income Strategy

        %                        %        Investment Strategy Model: MFS(R) Growth Strategy

        %                        %        Investment Strategy Model: PIMCO Multi-Asset: Blend Strategy

        %                        %        Investment Strategy Model: PIMCO Multi-Asset: Growth Strategy

        %                        %        Investment Strategy Model: PIMCO Multi-Asset: Inflation Focus Strategy]

ICC15-FLICAPP                                [ForeInvestors Choice] Individual Variable Annuity                              Page 8
                                                                                                                      [11/2015 FIC]
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    SECTION [7]: INVESTMENT SELECTION FOR [VARIABLE LIFETIME WITHDRAWAL BENEFIT WITHOUT A GUARANTEED WITHDRAWAL BASE,] [EARNINGS
                            PROTECTION DEATH BENEFIT,] OR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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                                                  CUSTOM ASSET REBALANCING PROGRAM

[You cannot rebalance into a DCA Plus Program, any of the Multi-Year Guaranteed Accounts, the Fixed Account, or any of the
Investment Strategy Models. PERCENTAGES ASSIGNED TO A DCA PLUS PROGRAM, A MULTI-YEAR GUARANTEED ACCOUNT, OR THE FIXED ACCOUNT WILL
BE DISTRIBUTED PROPORTIONATELY AMONGST YOUR REMAINING SUB-ACCOUNTS. CUSTOM ASSET REBALANCING IS NOT AVAILABLE WHEN ELECTING AN
INVESTMENT STRATEGY MODEL.]

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th): __________    Frequency:  [[_] Monthly      [_] Quarterly       [_] Semi-Annually       [_] Annually]
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                                         SECTION [8]: FINANCIAL PROFESSIONAL AUTHORIZATION
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DO YOU AUTHORIZE YOUR FINANCIAL PROFESSIONAL TO PERFORM BOTH FINANCIAL AND NON-FINANCIAL INSTRUCTIONS?

     [_]  Yes                     [_]  No

If not checked, we will assume Your answer is "NO" to perform both financial and non-financial instructions.

You may revoke this authorization at any time by contacting our Annuity Service Center.

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                                                 SECTION [9]: ADDITIONAL INFORMATION
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Please utilize this area for additional information such as, special instructions, annuity replacement information, trust/entity authorized individuals.

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                                                SECTION [10]: NOTICES AND DISCLAIMERS
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Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
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                                          PLEASE CONTINUE TO NEXT TWO PAGES FOR SIGNATURES

ICC15-FLICAPP                                [ForeInvestors Choice] Individual Variable Annuity                              Page 9
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                                       SECTION [11]: OWNER ACKNOWLEDGEMENTS AND SIGNATURE(s)
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I acknowledge that I have received a copy of the Prospectus for this annuity.

I understand that if I have purchased another non-qualified annuity from Forethought Life Insurance Co. or an affiliated company this calendar year they will be considered as one annuity for tax purposes. If I take a distribution from any of these Contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such Contracts purchased during this calendar year.

This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

I UNDERSTAND THAT ANNUITY PAYMENTS, BENEFITS OR SURRENDER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, ARE
VARIABLE AND NOT GUARANTEED AS TO A DOLLAR AMOUNT.

I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS, ADDITIONAL INFORMATION MAY BE NECESSARY.

  REQUIRED       --->    State where signed:___________________________________________
                         IF THIS APPLICATION IS BEING SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT
                         SITUS FORM MAY BE REQUIRED.  [CONTRACT SITUS IS NOT PERMITTED IN MASSACHUSETTS, MINNESOTA AND UTAH.]

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the Taxpayer Identification Number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_]   I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
REQUIRED TO AVOID BACKUP WITHHOLDING.

  SIGN HERE      --->    ______________________________________________________________          /         /
                                               Owner's Signature                            Date (MM / DD / YYYY)

  TITLE (IF ANY) --->    ____________________________________________________________________________________________________
                         IF SIGNING ON BEHALF OF AN ENTITY, YOU MUST INDICATE YOUR OFFICIAL TITLE/POSITION WITH THE ENTITY.
                         IF SIGNING AS A TRUSTEE FOR A TRUST, PLEASE PROVIDE THE TRUSTEE DESIGNATION.


  SIGN HERE      --->    ______________________________________________________________         /          /
                                            Joint Owner's Signature                         Date (MM / DD / YYYY)
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                                          PLEASE CONTINUE TO NEXT PAGE FOR SIGNATURE(S)

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                                SECTION [12]: FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(s)
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12A. FINANCIAL PROFESSIONAL
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Compensation: Please select only one option for the corresponding product you have elected in Section 1.

[B-Share:    [_]  Option A            [_]  Option B            [_]  Option C        [_]  Option D        [_]  Option E

C-Share:     [_]  Option A            [_]  Option B

L-Share:     [_]  Option A            [_]  Option B]
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Percentage          Full Name (FIRST, MIDDLE, LAST)                                                    I.D. Number

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Email Address                                                                                          Telephone Number

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Percentage          Full Name (FIRST, MIDDLE, LAST)                                                    I.D. Number

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Email Address                                                                                          Telephone Number

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12B.  BROKER-DEALER
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Firm Name

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12C.  REQUIRED QUESTIONS
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1. [_] Yes [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THIS APPLICANT HAS ANY EXISTING ANNUITY OR LIFE INSURANCE COVERAGE?

2. [_] Yes [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THE ANNUITY APPLIED FOR IS TO REPLACE EXISTING ANNUITY OR LIFE INSURANCE
                    CONTRACTS?
                    IF YES, SUBMIT THE APPROPRIATE STATE REPLACEMENT FORM, IF REQUIRED.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that:

     (a)  I have delivered current applicable Prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and

     (b)  I have used only current Forethought Life Insurance Co. approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Forethought Life Insurance Co. will rely on this statement.

SIGN HERE   --->         ______________________________________________________________         /          /
                                      Financial Professional's Signature                    Date (MM / DD / YYYY)

SIGN HERE   --->         ______________________________________________________________         /          /
                                      Financial Professional's Signature                    Date (MM / DD / YYYY)
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ICC15-FLICAPP                          [ForeInvestors Choice] Individual Variable Annuity                                    Page 11
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                            [APPENDIX: COMPOSITION OF INVESTMENT STRATEGY MODELS (CONTINUED ON NEXT PAGE)]
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[AMERICAN FUNDS

                                                                 [AMERICAN FUNDS        [AMERICAN FUNDS
                                                                AGGRESSIVE GLOBAL      GROWTH AND INCOME       [AMERICAN FUNDS
SUB-ACCOUNT                                                     GROWTH STRATEGY]           STRATEGY]           INCOME STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[American Funds Asset Allocation Fund                                             5%                    15%                    10%
American Funds Blue Chip Income and Growth Fund                                  23%                    10%                     3%
American Funds Bond Fund                                                         --                     30%                    60%
American Funds Capital Income Builder(R)                                          5%                    15%                    10%
American Funds Global Growth Fund                                                23%                    10%                    10%
American Funds Growth Fund                                                       22%                     5%                     2%
American Funds International Fund                                                12%                    10%                     3%
American Funds New World Fund                                                    10%                     5%                     2%]
                                                              ---------------------   --------------------   --------------------
                                                      TOTAL                     100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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[BLACKROCK

                                                                   [BLACKROCK              [BLACKROCK
                                                                AGGRESSIVE GROWTH        GROWTH & INCOME         [BLACKROCK
SUB-ACCOUNT                                                         STRATEGY]               STRATEGY]          INCOME STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[BlackRock Basic Value V.I. Fund                                                 30%                    15%                    --
BlackRock Capital Appreciation V.I. Fund                                         30%                    30%                    24%
BlackRock Equity Dividend V.I. Fund                                              20%                    15%                     8%
BlackRock Global Allocation V.I. Fund                                            --                      2%                     8%
BlackRock High Yield Bond V.I. Fund                                               4%                     5%                    25%
BlackRock S&P 500 Index Fund V.I. Fund                                            5%                    --                     --
BlackRock Total Return Fund V.I. Fund                                            11%                    33%                    35%]
                                                              ---------------------   --------------------   --------------------
                                                    TOTAL                       100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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[FRANKLIN TEMPLETON


                                                                                      [FRANKLIN TEMPLETON         [FRANKLIN
                                                               [FRANKLIN TEMPLETON      GROWTH AND INCOME         TEMPLETON
SUB-ACCOUNT                                                     BALANCED STRATEGY]         STRATEGY]           GROWTH STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[Franklin Global Real Estate VIP Fund                                            --                      3%                     3%
Franklin Income VIP Fund                                                         18%                     8%                    18%
Franklin Mutual Global Discovery VIP Fund                                        25%                    24%                    19%
Franklin Rising Dividends VIP Fund                                                8%                    25%                    35%
Franklin Strategic Income VIP Fund                                               30%                    18%                    --
Templeton Foreign VIP Fund                                                        9%                    10%                    10%
Templeton Global Bond VIP Fund                                                   10%                    12%                    15%]
                                                              ---------------------   --------------------   --------------------
                                                    TOTAL                       100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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[GOLDMAN SACHS


                                                                                         [GOLDMAN SACHS
                                                                 [GOLDMAN SACHS          GROWTH & INCOME        [GOLDMAN SACHS
SUB-ACCOUNT                                                     BALANCED STRATEGY]          STRATEGY]          GROWTH STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[Goldman Sachs Core Fixed Income Fund                                            32%                    25%                    15%
Goldman Sachs Global Trends Allocation Fund                                       3%                     5%                     7%
Goldman Sachs Growth Opportunities Fund                                           3%                     3%                     4%
Goldman Sachs Mid Cap Value Fund                                                  3%                     3%                     4%
Goldman Sachs Small Cap Equity Insights Fund                                      5%                     6%                     7%
Goldman Sachs Strategic Income Fund                                              15%                    10%                     8%
Goldman Sachs Strategic International Equity Fund                                16%                    20%                    23%
Goldman Sachs U.S. Equity Insights Fund                                          23%                    28%                    32%]
                                                              ---------------------   --------------------   --------------------
                                                    TOTAL                       100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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ICC15-FLICAPP                          [ForeInvestors Choice] Individual Variable Annuity                                   Page 12
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                         [APPENDIX: COMPOSITION OF INVESTMENT STRATEGY MODELS (CONTINUED FROM PREVIOUS PAGE)]
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[MFS(R)

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                                                                     [MFS(R)                 [MFS(R)
                                                                AGGRESSIVE GROWTH      GROWTH AND INCOME           [MFS(R)
SUB-ACCOUNT                                                         STRATEGY]               STRATEGY]          GROWTH STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[MFS(R) Blended Research Core Equity Portfolio                                   20%                    20%                    20%
MFS(R) Blended Research Small Cap Equity Portfolio                                7%                    --                     --
MFS(R) Global Real Estate Portfolio                                               6%                     5%                     5%
MFS(R) Growth Series                                                             15%                    10%                    15%
MFS(R) Mid Cap Growth Series                                                     10%                     5%                     7%
MFS(R) Research International Series                                             20%                    15%                    20%
MFS(R) Total Return Bond Series                                                  15%                    40%                    28%
MFS(R) Utilities Series                                                           7%                     5%                     5%]
                                                              ---------------------   --------------------   --------------------
                                                    TOTAL                       100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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[PIMCO

                                                                                                                 [PIMCO MULTI-
                                                                                                                    ASSET:
                                                               [PIMCO MULTI-ASSET:    [PIMCO MULTI-ASSET:      INFLATION FOCUS
SUB-ACCOUNT                                                       BLEND STRATEGY]       GROWTH STRATEGY]           STRATEGY]
-----------------------------------------------------------   ---------------------   --------------------   --------------------
[PIMCO All Asset Portfolio                                                       50%                    30%                    70%
PIMCO Global Multi-Asset Managed Allocation Portfolio                            50%                    70%                    30%]
                                                              ---------------------   --------------------   --------------------
                                                    TOTAL                       100%                   100%                   100%]
                                                              ---------------------   --------------------   --------------------
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
ICC15-FLICAPP                          [ForeInvestors Choice] Individual Variable Annuity                                   Page 13
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